Exhibit 99.1
FOR IMMEDIATE RELEASE
February 9, 2016

Seventy Seven Energy Inc. Announces
Preliminary 2015 Full Year and Fourth Quarter Operational and Financial Results

OKLAHOMA CITY, OKLAHOMA, February 9, 2016 - Seventy Seven Energy Inc. (NYSE: SSE) today reported preliminary estimated and unaudited financial and operational results for the 2015 full year and fourth quarter. Key information related to the 2015 full year and fourth quarter results is as follows:

•	Full-year Total Revenues of $1.131 billion

•	Full-year Adjusted EBITDA between $235.0 - $233.0 million

•	Fourth quarter Total Revenues of $192.8 million, including $11.8 million in lump sum drilling contract termination fees

•	Fourth quarter Adjusted EBITDA between $57.0 - $55.0 million

•	Year-end cash balance of $130.6 million

“Despite a very challenging market we are pleased with our fourth quarter execution,” Chief Executive Officer Jerry Winchester said. “We continue to diversify our customer base while tightly managing costs throughout our business. Our fourth quarter results reflect our commitment to this strategy.”

“Although we are anticipating continued market headwinds with little visibility into the plans of operators, our operational execution and quality asset base continue to bolster our reputation amongst our growing customer list.”

Selected Preliminary 2015 Segment Highlights

•	Full-year Drilling Total Revenues of $436.4 million and Adjusted EBITDA between $185.0-$183.0 million

•	Fourth quarter Drilling Total Revenues of $89.6 million, including $11.8 million in lump sum termination fees, and Adjusted EBITDA between $49.0-$47.0 million

•	Full-year Hydraulic Fracturing Total Revenues of $575.5 million and Adjusted EBITDA between $61.0-$60.0 million

•	Fourth quarter Hydraulic Fracturing Total Revenues of $91.9 million and Adjusted EBITDA between $8.2-$7.8 million

The Company is providing this preliminary estimated and unaudited information in advance of upcoming corporate presentations. The information is based on management's preliminary review of the Company’s results of operations for the 2015 fourth quarter and full year, and is subject to revision. Final adjustments and other material developments may arise between the date of this press release and the date the Company announces fourth quarter and audited full year 2015 results and files the Company's Annual Report on Form 10-K for the year ended December 31, 2015 with the U.S. Securities and Exchange Commission.

About Seventy Seven Energy Inc.

SSE is a diversified oilfield services company that provides a wide range of wellsite services to U.S. land-based E&P customers. SSE offers services and equipment that are strategic to our customers' oil and natural gas operations. Our services include drilling, hydraulic fracturing, and oilfield rentals. Our operations are geographically diversified across many of the most active oil and natural gas plays in the onshore United States, including the Anadarko and Permian Basins and the Eagle Ford, Haynesville, Marcellus, Niobrara and Utica Shales. For additional information about SSE, please visit our website at www.77nrg.com, where we routinely post announcements, updates, events, investor information and presentations and recent news releases.

Forward-Looking Statements and Cautionary Statements

This news release (and any oral statements made regarding the subjects of this release contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding our 2015 fourth quarter and full year revenues and adjusted EBITDA , liquidity and capital resources, performance, and other guidance regarding future developments. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from our historical experience and our present expectations or projections which are implied or expressed by the forward-looking statements.

For additional information regarding known material factors that could cause our actual results to differ from our present expectations and projected results, please see our filings with the U.S. Securities and Exchange Commission (“SEC”), including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q, and Annual Report on Form 10-K.

Readers are cautioned not to place undue reliance on any forward-looking statement which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such statement is made, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

"Adjusted EBITDA" is a non-GAAP financial measure and may not be comparable to similarly titled measures employed by other companies and is not a measure of performance calculated in accordance with GAAP. The Company defines Adjusted EBITDA as net income before interest expense, income tax expense, depreciation and amortization, as further adjusted to add back gains on early extinguishment of debt, impairment of goodwill, impairments and other, loss on sale of a business and exit costs, gain or loss on sale of property and equipment, non-cash stock compensation, severance-related costs, impairment of equity method investment, interest income and certain other non-recurring items, such as the sale of our drilling rig relocation and logistics business. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP. However, our management uses Adjusted EBITDA to evaluate our performance and believes Adjusted EBITDA may be useful to an investor in evaluating our operating performance because this measure:

•
is widely used by investors in the oilfield services industry to measure a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors;

•	is a financial measurement that is used by rating agencies, lenders and other parties to evaluate our creditworthiness; and

•	is used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting.
There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA excludes some, but not all, items that affect net income and is defined differently by different companies in our industry, our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

The Company intends to provide a reconciliation of adjusted EBITDA to net loss, the most directly comparable GAAP measure, when audited financial information is available and released in connection with its quarterly earnings press release and in its Annual Report on Form 10-K for the year ended December 31, 2015.